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                                  EXHIBIT 10B

                                  SBM COMPANY

                                   FORM 10-K

                               DECEMBER 31, 1994

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                                FIRST AMENDMENT
                                       OF
                                  SBM COMPANY
                   PROFIT SHARING STOCK PLAN TRUST AGREEMENT
                               (1993 RESTATEMENT)


     THIS AGREEMENT, Made and entered into as of /s/December 22, 1994, by and between SBM COMPANY, a Minnesota corporation (the "Principal Sponsor"), and FIRSTAR TRUST COMPANY OF MINNESOTA, as trustee (together with its successors, the "Trustee");

     WITNESSETH: That

     WHEREAS, The Principal Sponsor has heretofore established and maintained a profit sharing plan (the "Plan") which, in most recent amended and restated form, is embodied in a document dated November 1, 1993 and entitled "SBM COMPANY PROFIT SHARING STOCK PLAN TRUST AGREEMENT (1993 Restatement)" (the "Plan Statement"); and

     WHEREAS, The Principal Sponsor has reserved to itself the power to make amendments of the Plan Statement; and


     NOW, THEREFORE, The Plan Statement is hereby amended as follows:

1. FORMS OF DISTRIBUTION. EFFECTIVE FOR DISTRIBUTIONS MADE ON OR AFTER JANUARY 1, 1995, SECTION 7.3 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS
FOLLOWS:

7.3. FORMS OF DISTRIBUTION.

     7.3.1. FORMS AVAILABLE. At the direction of the Committee, the Trustee shall make distribution of the Participant's Vested Total Account to the Distributee in one of the following ways:

          (a) VESTED TOTAL ACCOUNTS UNDER $20,000, OR AT LEAST $20,000 IF TOTAL ACCOUNT NOT 100% VESTED. If the Distributee is a Participant, and

               (i) the Participant's Vested Total Account is less than Twenty Thousand Dollars ($20,000) as of the Valuation Date coincident with or next following the occurrence of an Event of Maturity effective as to the Participant, or

               (ii) the  Participant's  Vested Total Account is Twenty  Thousand
                    Dollars ($20,000) or greater as of the Valuation Date coincident with or next following the occurrence of an Event of Maturity effective as to the Participant, and the Participant is not 100% Vested in the Participant's Total Account,

               then the Participant's Vested Total Account shall be distributed in a single lump sum subject to Sections 7.1 and 7.2.

          (b) VESTED TOTAL ACCOUNTS $20,000 OR GREATER AND TOTAL ACCOUNT IS 100% VESTED. If the Distributee is a Participant, and

               (i) the Participant's Vested Total Account is Twenty Thousand Dollars ($20,000) or greater as of the Valuation Date coincident with or next following the occurrence of an Event of Maturity effective as to the Participant, and

               (ii) the  Participant is 100% Vested in the  Participant's  Total
                    Account, then the Participant's Vested Total Account shall be distributed, at the option of the Participant, either in a single lump sum, or in a series of substantially equal installments payable quarterly, semi-annually or annually (as selected by the Participant) over a period of time not extending beyond the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary subject to Sections 7.2 and 7.3.

          (c) CONTINUED INSTALLMENTS TO BENEFICIARY. If the Distributee is a Beneficiary of a Participant who died while receiving installment payments, then in a series of substantially equal installments payable quarterly or annually (as selected by the Beneficiary) which provides distribution to such Beneficiary at a rate (considering both time and amount) which is cumulatively at least as rapid as the rate of distribution commenced prior to the death of the Participant.

          (d) LUMP SUM TO BENEFICIARIES. If the Distributee is a Beneficiary and (c) above does not apply or is not elected by the Beneficiary, the Participant's Vested Total Account shall be distributed in a single lump sum.

2. DISTRIBUTION IN CASH OR COMPANY STOCK. EFFECTIVE FOR DISTRIBUTIONS MADE ON OR AFTER JULY 1, 1994, SECTION 7.6 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

7.6. DISTRIBUTION IN CASH OR COMPANY STOCK. Distribution of a Participant's Vested Total Account shall be made in cash. If the Distributee has selected a lump sum distribution in accordance with Section 7.3, the Distributee may elect that the portion of the Participant's Vested Total Account invested in Company Stock be distributed in Company Stock; provided, however, that such distribution must comprise at least 100 shares of Company Stock. Any such distribution of Company Stock shall be based upon the number of shares (as opposed to value) of Company Stock held in the Participant's Vested Total Account as of the Annual Valuation Date as of which distribution is being made.

3. TENDER OFFER. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1995,
SECTION 10.12 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

10.12. TENDER OR EXCHANGE OFFER OF COMPANY STOCK.

     10.12.1. COMMITTEE DIRECTION. Notwithstanding Section 10.6 or any other provision of this Plan Statement, the Committee shall have the right to direct the Trustee as to any tender, exchange or similar offer with respect to Company Stock held by the Plan; provided, however, that the Committee may determine in its discretion that such right shall be passed through to and exercised by each Participant or Beneficiary whose Employer Account or Suspense Account (whether or not Vested) holds Company Stock according to the procedures described in
Section 10.12.2.

     10.12.2. PASS-THROUGH. If the Committee determines under Section 10.12.1 that Participants and Beneficiaries shall be given the right to direct the Trustee with respect to any tender, exchange or similar offer, then, upon receipt of such offer, the following rules shall apply:

          (a) PROCEDURES. The Trustee shall forward to each Participant or Beneficiary as of the Valuation Date immediately prior to such receipt, no later than five business days after such receipt, a copy of the offer accompanied by the procedures by which a Participant or Beneficiary may elect to tender or exchange the number of shares held for such Participant or Beneficiary as of the Valuation Date immediately prior to such receipt, which may contemplate that any such election may be made at a later time. Not later than ten business days prior to the expiration of the offer (the "Expiration Date"), the Trustee shall furnish to each Participant or Beneficiary a form providing binding instructions to the Trustee whether to accept or reject such offer with respect to such number of shares and an envelope addressed to the Trustee to return such instructions. All such instructions shall be received by the Trustee no later than five business days prior to the Expiration Date (unless a shorter time period is acceptable to the Trustee). Any Participant or Beneficiary may revoke such instructions by writing addressed to the Trustee received no later than one business day prior to the Expiration Date. On the Expiration Date, the Trustee shall accept the offer with respect to that number of shares for which it has so received instructions that have not been revoked.

          (b) CONFIDENTIALITY. Participants and Beneficiaries shall have the right to determine confidentially whether the offer will be accepted.

          (c) PRORATION. If less than all shares offered by the Trustee are accepted by the offeror, the shares sold or exchanged for each Participant or Beneficiary shall be in the same ratio to the number of shares in the Total Account of such Participant or Beneficiary as the total number of shares accepted bears to the total number of shares offered.

          (d) FUTURE INVESTMENTS. The proceeds from the sale of Company Stock pursuant to this Section 10.12 shall be transferred to the Employer Account of a Participant or Beneficiary and (notwithstanding Section 4.2) shall be invested by the Trustee pursuant to Section 10.6 and shall not be invested in Company Stock. All future contributions of the Employer to the
               Participant's Employer Account shall be credited to the Participant's Employer Account and (notwithstanding Section 4.2) shall be invested by the Trustee pursuant to Section 10.6 and shall not be invested in Company Stock.

4. SAVINGS CLAUSE. SAVE AND EXCEPT AS HEREIN EXPRESSLY AMENDED, THE PLAN STATEMENT SHALL CONTINUE IN FULL FORCE AND EFFECT.


     IN WITNESS WHEREOF, Each of the parties hereto has caused these presents to be executed, all as of the day and year first above written.



FIRSTAR TRUST COMPANY OF                     SBM COMPANY
    MINNESOTA


By ____________________________          By ____________________________
/s/Karen W. Peterson                        /s/Keith O. Martens
   ____________________________             ____________________________
   Its /s/Assistant Vice President          Its /s/Vice President-Investments

And ___________________________          And ____________________________
   /s/Thomas G. Kieffer                      /s/Lori L. Nuebel
   ____________________________              ____________________________
   Its /s/Assistant Vice President           Its /s/Asst. Vice President